UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2010

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

New York	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY	10580
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 921-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 5, 2010, GAMCO Investors, Inc.’s Board of Directors approved a special dividend of $0.80 per share in cash and $3.20 of principal per share in the form of a debenture.  The debenture is expected to be a five-year, zero coupon bond.  This special dividend will be declared and paid in 2010.  Further details will be announced in the future.  The Board also declared a regular dividend of $0.03 per share to all of its Class A and Class B shareholders, payable on December 28, 2010 to shareholders of record on December 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Jeffrey M. Farber

Jeffrey M. Farber
Executive Vice-President and Chief Financial Officer

Date:	November 8, 2010